Exhibit 13.1

Certification Pursuant to Rule 13a-14(b) or Rule 15d-14(b) of

the Securities Exchange Act of 1934, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Mission NewEnergy Limited (the “Company”), does hereby certify, to such officer’s knowledge, that:

1.	The Annual Report on Form 20-F for the year ended June 30, 2013 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 31, 2013

/s/ Nathan Mahalingam
Nathan Mahalingam
Chief Executive Officer

Date: October 31, 2013

/s/ Guy Burnett
Guy Burnett
Chief Financial Officer